SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2004

MARSHALL & ILSLEY CORPORATION

(Exact name of registrant as specified in its charter)

Wisconsin	1-15403	39-0968604
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 North Water Street Milwaukee, Wisconsin	53202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (414) 765-7801

Item 5. Other Events.

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (SEC File No. 333-116138) of Marshall & Ilsley Corporation (“M&I”) relating to the offering of up to $3 billion of certain debt and equity securities.

On July 26, 2004, M&I commenced an offering of up to $400 million of equity units (referred to as Common SPACES). Each Common SPACES consists of (1) a contract to purchase M&I common stock and (2) an interest in a trust preferred security (referred to as STACKS). The purpose of this report is to file with the Commission the following documents relating to the offering of the Common SPACES: (i) Underwriting Agreement dated July 26, 2004 by and among M&I and M&I Capital Trust B and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule 1 thereof; (ii) form of Stock Purchase Contract Agreement; (iii) form of Pledge Agreement; (iv) form of Amended and Restated Trust Agreement; (v) form of Guarantee Agreement; (vi) form of First Supplemental Indenture to Junior Subordinated Indenture dated as of June 1, 2004 between M&I and BNY Midwest Trust Company, as trustee; (vii) form of Normal Common SPACES; (viii) form of Stripped Common SPACES; (ix) form of STACKS; (x) opinion and consent of Godfrey & Kahn, S.C.; (xi) opinion and consent of Mayer, Brown, Rowe & Maw LLP; and (xii) opinion and consent of Richards, Layton & Finger, P.A.

On July 26, 2004, M&I commenced an offering of $600,000,000 aggregate principal amount of the Company’s 4.375% Notes due 2009 (the “Notes”). The purpose of this report is to file with the Commission the Underwriting Agreement dated July 26, 2004 by and among M&I and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule 1 thereof, relating to the offering of the Notes.

Item 7. Exhibits.

(a)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement dated July 26, 2004 by and among M&I and M&I Capital Trust B and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule 1 thereof

1.2	Underwriting Agreement dated July 26, 2004 by and among M&I and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule 1 thereof

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4.1	Form of Stock Purchase Contract Agreement, incorporated by reference to Exhibit 3 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.2	Form of Pledge Agreement, incorporated by reference to Exhibit 4 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.3	Form of Amended and Restated Trust Agreement, incorporated by reference to Exhibit 9 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.4	Form of Guarantee Agreement, incorporated by reference to Exhibit 10 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.5	Form of First Supplemental Indenture to Junior Subordinated Indenture dated as of June 1, 2004 by and between M&I and BNY Midwest Trust Company, as trustee, incorporated by reference to Exhibit 6 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.6	Form of Normal Common SPACES (included in Exhibit 4.1 as Exhibit A thereto)

4.7	Form of Stripped Common SPACES (included in Exhibit 4.1 as Exhibit B thereto)

4.8	Form of STACKS (included in Exhibit 4.3 as Exhibit C thereto)

5.1	Opinion of Godfrey & Kahn, S.C.

5.2	Opinion of Mayer, Brown, Rowe & Maw LLP

5.3	Opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1)

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.2)

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2004	MARSHALL & ILSLEY CORPORATION

	By:	/s/ Randall J. Erickson
Randall J. Erickson, Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement dated July 26, 2004 by and among M&I and M&I Capital Trust B and Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as representatives of the several underwriters named in Schedule 1 thereof

1.2	Underwriting Agreement dated July 26, 2004 by and among M&I and Credit Suisse First Boston LLC and Lehman Brothers Inc., as representatives of the several underwriters named in Schedule 1 thereof

4.1	Form of Stock Purchase Contract Agreement, incorporated by reference to Exhibit 3 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.2	Form of Pledge Agreement, incorporated by reference to Exhibit 4 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.3	Form of Amended and Restated Trust Agreement, incorporated by reference to Exhibit 9 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.4	Form of Guarantee Agreement, incorporated by reference to Exhibit 10 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.5	Form of First Supplemental Indenture to Junior Subordinated Indenture dated as of June 1, 2004 by and between M&I and BNY Midwest Trust Company, as trustee, incorporated by reference to Exhibit 6 of M&I’s Registration Statement on Form 8-A filed on July 28, 2004

4.6	Form of Normal Common SPACES (included in Exhibit 4.1 as Exhibit A thereto)

4.7	Form of Stripped Common SPACES (included in Exhibit 4.1 as Exhibit B thereto)

4.8	Form of STACKS (included in Exhibit 4.3 as Exhibit C thereto)

5.1	Opinion of Godfrey & Kahn, S.C.

5.2	Opinion of Mayer, Brown, Rowe & Maw LLP

5.3	Opinion of Richards, Layton & Finger, P.A.

23.1	Consent of Godfrey & Kahn, S.C. (included in Exhibit 5.1)

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in Exhibit 5.2)

23.3	Consent of Richards, Layton & Finger, P.A. (included in Exhibit 5.3)